UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 8, 2024

UR-ENERGY INC.
(Exact name of registrant as specified in its charter)

Canada	001-33905	Not applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

10758 W Centennial Road, Suite 200 Littleton, Colorado	80127
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (720) 981-4588

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Stock	URG (NYSE American): URE (TSX)	NYSE American; TSX

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This Current Report on Form 8-K/A (“Amendment”) is filed to amend the Current Report on Form 8-K filed by Ur-Energy Inc. (“Ur-Energy” or the “Company”) with the Securities and Exchange Commission on Apil 9, 2024 (the “Original 8-K”). Pursuant to Instruction 2 to Item 5.02 of Form 8-K, this Amendment is being filed solely to update disclosures under Item 5.02 that were not yet determined at the time the Original 8-K was filed. The disclosures included in Item 5.02 of the Original 8-K are hereby supplemented and amended by the disclosures contained in this Amendment. No other changes have been made to the Original 8-K.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported in the Original 8-K, on April 8, 2024, the Company’s Board of Directors (the “Board”) appointed John Paul Pressey and Elmer W. Dyke as new directors of the Company, effective as of that date. At the time of Messrs. Pressey and Dyke’s appointment, the committees of the Board on which each would serve had not yet been determined.

In conjunction with the Company’s Annual and Special Meeting of Shareholders held on June 6, 2024, the Board reviewed the composition and leadership of the various committees of the Board and made certain appointments, based upon the recommendations of the Corporate Governance and Nominating Committee of the Board. Effective June 7, 2024 (i) Mr. Pressey has been appointed to the Audit Committee, the Compensation Committee and the Corporate Governance and Nominating Committee of the Board; and (ii) Mr. Dyke has been appointed to the Corporate Governance and Nominating Committee, the HSE & Technical Committee and the Treasury and Investment Committee of the Board.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 7, 2024

Ur-Energy Inc.

By:	/s/ Penne A. Goplerud
Name:	Penne A. Goplerud
Title:	Corporate Secretary and General Counsel

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